UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2009

CROWN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA		19154-4599
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     215-698-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EXHIBIT 4.1

Section 1 - Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On November 12, 2009, Crown Holdings, Inc. (the “Company”) entered into a Second Amendment to Credit Agreement and Waiver (the “Second Amendment”), amending the Credit Agreement, dated as of November 18, 2005 (as amended by a First Amendment as of August 4, 2006, the “Credit Agreement”) among Crown Americas LLC, a wholly-owned indirect subsidiary of the Company, as U.S. Borrower, Crown European Holdings SA, a wholly-owned indirect subsidiary of the Company, as European Borrower, CROWN Metal Packaging Canada LP, a wholly-owned indirect subsidiary of the Company, as Canadian Borrower, the Subsidiary Borrowers named therein, the Company, Crown International Holdings, Inc. and Crown Cork & Seal Company, Inc., as Parent Guarantors, Deutsche Bank AG New York Branch, as Administrative Agent and U.K. Administrative Agent, The Bank of Nova Scotia, as Canadian Administrative Agent, and various Lending Institutions referred to therein. Subject to its specific terms and provisions, the Second Amendment amends the Credit Agreement by, among other things: (1) clarifying the rights and responsibilities of the parties to the Credit Agreement upon the occurrence of a Lender Default (as defined in the Credit Agreement); (2) granting the Borrowers (as defined in the Credit Agreement) the right under certain circumstances to terminate the revolving loan commitment of a Defaulting Lender (as defined in the Credit Agreement) in certain circumstances; (3) consenting to the sale by CR USA, Inc. (f/k/a Crown Risdon (USA)) of certain real property owned by it and located in Danbury, Connecticut (the “Property”) under certain conditions (the “Transactions”); (4) waiving any Unmatured Event of Default or Event of Default (as such terms are defined in the Credit Agreement) resulting from the Transactions; and (5) releasing all Liens of Collateral Agent (as such terms are defined in the Credit Agreement) on the Property in connection with the Transactions.

The foregoing summary of the Second Amendment is qualified in its entirety by the full text of the Second Amendment, a copy of which is attached to this Report as Exhibit 4.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit 4.1
Second Amendment to Credit Agreement, dated as of November 12, 2009, by and among Crown Americas LLC, as U.S. Borrower, the other undersigned Credit Parties, the undersigned financial institutions, including Deutsche Bank AG New York Branch, as Lenders, and Deutsche Bank AG New York Branch, as Administrative Agent and as Collateral Agent for Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Thomas A. Kelly
Thomas A. Kelly
Senior Vice President and Corporate Controller

Dated:  November 16, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

4.1.	Second Amendment to Credit Agreement and Waiver

5